EXHIBIT 10.51

ENDORSEMENT NO. 1

to the

EXCESS OF LOSS RETROCESSION CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2012

issued to

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

BERMUDA

(hereinafter called the “Reinsured”)

by

MOKSHA RE SPC LTD.

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2013, the Contract has been amended as follows:

ARTICLE 1 – BUSINESS COVERED shall now read as follows:

By this Contract the Reinsurer agrees to reimburse the Reinsured for the Ultimate Net Loss arising from Loss Occurrences commencing during the Term of this Contract in respect of the Reinsured’s liability under the provisions of the Homeowners Choice Property & Casualty Insurance Company Catastrophe Excess of Loss and Catastrophe Aggregate Excess of Loss Reinsurance Contracts effective June 1, 2012 and June 1, 2013 (hereinafter referred to as the “Original Contracts”) as follows:

a.	For the contract year effective June 1, 2012:

i.	100% of the Catastrophe Excess of Loss Reinsurance Contract

ii.	100% of the Catastrophe Aggregate Excess of Loss Reinsurance Contract

b.	For the contract year effective June 1, 2013:

i.	70.1299% of the Catastrophe Excess of Loss Reinsurance Contract

ii.	75% of the Catastrophe Aggregate Excess of Loss Reinsurance Contract

The liability of the Reinsurer shall follow that of the Reinsured in every case and shall be subject in all respects to all the general and specific stipulations, clauses, waivers, extensions, modifications and endorsements of the Original Contracts subject to the exclusions set forth in the Exclusions Article, and the other terms and conditions of this Contract as set forth herein.

ARP-CLD-02-RTC-001-12	Endorsement No. 1 – MKS
DOC: June 18, 2012

PARAGRAPH (1) OF ARTICLE 2 – TERM shall now read as follows:

This Contract shall become effective at 12:01 a.m., Local Standard Time June 1, 2012, with respect to the Ultimate Net Loss arising from Loss Occurrences payable by the Reinsured under the provisions of the Original Contracts, and shall remain in force until 12:01 a.m., Local Standard Time, June 1, 2014. “Local Standard Time” as used herein shall mean local standard time at the location where the Loss Occurrence commences.

Notwithstanding the above, this Contract may be extended for additional twelve month periods if mutually agreed to by the Reinsured and Reinsurer.

ARTICLE 6 – REINSURANCE PREMIUM shall now read as follows:

For the contract year effective June 1, 2012, the Reinsured shall pay the Reinsurer an annual deposit premium of $4,032,500. The annual deposit premium shall follow the payment schedule of the Original Contracts.

For the contract year effective June 1, 2013, the Reinsured shall pay the Reinsurer an annual deposit premium of $4,253,738. The annual deposit premium shall follow the payment schedule of the Original Contracts. If this Contract is terminated, no deposit premium shall be due after the effective date of termination.

PARAGRAPH (1) OF ARTICLE 7 – CONTINGENT COMMISSION shall now read as follows:

For the contract year effective June 1, 2012, no contingent commission will be paid by the Reinsurer to the Reinsured.

For the contract year effective June 1, 2013, the Reinsurer shall pay the Reinsured a contingent commission equal to 50% of the net profit, if any, accruing to the Reinsurer during the contract year effective June 1, 2013 based on the combined premiums, losses, and expenses.

PARAGRAPH (2) OF ARTICLE 7 – CONTINGENT COMMISSION shall now read as follows:

The Reinsurer’s net profit for the contract year effective June 1, 2013 shall be calculated in accordance with the following formula, it being understood that a positive balance equals net profit and a negative balance equals net loss:

a.	Premiums Earned during the contract year effective June 1, 2013 plus $1,380,250; less

b.	Expenses incurred by the Reinsurer equal to 62.611% of Premiums Earned during the contract year effective June 1, 2013; less

c.	Loss Incurred during the contract year effective June 1, 2013.

ARP-CLD-02-RTC-001-12	Endorsement No. 1 – MKS
DOC: June 18, 2012

PARAGRAPH (3) OF ARTICLE 7 – CONTINGENT COMMISSION shall now read as follows:

For the contract year effective June 1, 2013, the Reinsured shall calculate the Reinsurer’s net profit as of May 31, 2014. Within 30 days after the calculation, the Reinsured shall report the results to the Reinsurer. Such calculation shall be based on cumulative transactions hereunder from June 1, 2013 through the date of calculation. As respects such calculation, any contingent commission shown to be due the Reinsured shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Reinsured’s report.

All other Terms and Conditions remain unchanged.

Signed in                     , on this      day of             , 20

MOKSHA RE SPC LTD.

BY:

TITLE:

Signed in                     , on this      day of             , 20

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

BERMUDA

BY:

TITLE:

ARP-CLD-02-RTC-001-12	Endorsement No. 1 – MKS
DOC: June 18, 2012